Exhibit 99.1

FirstEnergy Corp.	For Release: June 30, 2021
76 South Main Street
Akron, Ohio 44308
www.firstenergycorp.com

News Media Contact:	Investor Contact:
Tricia Ingraham	Irene Prezelj
(330) 316-7015	(330) 384-3859

Lisa Winston Hicks and Paul Kaleta Elected to FirstEnergy Board of Directors
Board Establishes Special Litigation Committee

Akron, Ohio – FirstEnergy Corp. (NYSE: FE) today announced that Lisa Winston Hicks and Paul Kaleta have been elected to the company’s Board of Directors. These additions will bring the size of the Board to 16 members.

“We welcome Lisa and Paul to the FirstEnergy Board,” said Chairman Donald T. Misheff. “Lisa has held legal and leadership roles in several corporations, including in the utility space, as well as in private practice and the federal government. She is recognized for her broad experience in the areas of corporate governance, executive compensation, compliance and risk management, as well as for her business acumen, integrity and strategic insights. Paul has been a leader in the energy sector for 30 years. He has extensive legal, industry and public company experience, together with expertise in areas including Environmental, Social and Governance (ESG) matters, compliance and ethics, and crisis management.”

Hicks and Kaleta will join FirstEnergy directors Jesse A. Lynn and Melvin Williams on a newly established Special Litigation Committee. The Committee, comprised of recently elected, independent members of the Board, will have full and binding authority to determine the Board’s actions with respect to pending shareholder derivative litigation.

Hicks, 54, has been chairman of the board for MV Transportation, Inc., the largest privately owned passenger transportation contracting firm in the United States, since October 2014. She served as executive vice president, general counsel and corporate secretary for MV from 2012 until 2018. From 2004 until 2012 she was senior vice president, associate general counsel and corporate secretary for Energy Future Holdings. Earlier in her career she worked as a litigator in private law practice and served in various roles at the U.S. Department of Justice. Hicks graduated from Stanford University and received her Juris Doctor from Harvard Law School.

Kaleta, 66, has been managing director of SERC Consulting LLC, an energy policy and strategy firm, since 2020. Previously, he was executive vice president and general counsel at First Solar, Inc., from 2014 to 2020. Earlier in his career, he was executive vice president, general counsel, shared services and secretary, and chief compliance officer for NV Energy, Inc., from 2006 to 2013. He served as vice president and general counsel, among other senior executive positions, for Koch Industries, Inc., from 1998 to 2005; and was vice president and general counsel of Niagara Mohawk Power Corporation (now part of National Grid) from 1992 to 1998. Kaleta graduated from Hamilton College and received his Juris Doctor from Georgetown University Law Center.

FirstEnergy is dedicated to integrity, safety, reliability and operational excellence. Its 10 electric distribution companies form one of the nation's largest investor-owned electric systems, serving customers in Ohio, Pennsylvania, New Jersey, West Virginia, Maryland and New York. The company's transmission subsidiaries operate approximately 24,000 miles of transmission lines that connect the Midwest and Mid-Atlantic regions. Follow FirstEnergy on Twitter @FirstEnergyCorp or online at www.firstenergycorp.com.

Editor’s Note: Photos of Lisa Winston Hicks and Paul Kaleta are available on Flickr.

Forward-Looking Statements: This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the effectiveness of our ongoing discussions with the U.S. Attorney’s Office of the S.D. Ohio to resolve its investigation with respect to us; the results of the internal investigation and evaluation of our controls framework and remediation of our material weakness in internal control over financial reporting; the risks and uncertainties associated with government investigations regarding Ohio House Bill 6 and related matters including potential adverse impacts on federal or state regulatory matters including, but not limited to, matters relating to rates; the potential of non-compliance with debt covenants in our credit facilities due to matters associated with the government investigations regarding Ohio House Bill 6 and related matters; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, maintaining financial flexibility, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, strengthening our balance sheet and growing earnings; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; the extent and duration of COVID-19 and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, volatile capital and credit markets, legislative and regulatory actions, including the vaccine’s efficacy and the effectiveness of its distribution; the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our SEC filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

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